Exhibit 3.29

FILED - Arkansas Secretary of State #100148371 06/23/1997 00:

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FILED
CORPORATIONS DIVISION
148371
97 JUN 23 [ILLEGIBLE]

SHARON PRIEST
SECRETARY OF STATE
STATE OF ARKANSAS

Instructions: File in DUPLICATE with the Secretary of State, State Capitol, Little Rock, AR 72201-1094 with payment of fees. Duplicate copy will be returned to the corporation at the listed address.

PLEASE TYPE OR PRINT

State of Arkansas - Office of Secretary of State

ARTICLES OF INCORPORATION

of

The undersigned, acting as incorporators of a corporation under the Arkansas Business Corporation Act (Act 958 of 1987), adopt the following articles of incorporation of such Corporation:

First:	The Name of the Corporation is:

CHILD & YOUTH PEDIATRIC DAY CLINICS, INC
Must contain the word “Corporation”, “Incorporated”, “Company”, “Limited”, or the abbreviation “Corp.”, “Inc.”, “Co.”, or “Ltd.” or words or abbreviations of like import in another language.

Second:	The aggregate number of shares which the corporation shall have the authority to issue is 1000 share.

The designation of each class, the number of shares of each class, or a statement that the shares of any class are without par value, are as follows:

Number of Shares	Class	Series (If Any)	Par Value Per Share Or Statement That Shares Are Without Par Value
1000	COMMON	N/A	NO PAR

Third:	The initial registered office of this corporation shall be located at 1201 GEE STREET JONESBORO AR 72401 and the name of the initial registered agent of this corporation at that address is R. D. STEWART

Filing Fee: $50.00

DN-01/REV. 3-11-92

ACI-0338

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Fourth:	The name and address of each incorporator is as follows:

NAME	ADDRESS
R. D. STEWART	1201 GEE STREET JONESBORO AR 72401
__________________________	____________________________
__________________________	____________________________

Fifth:	The nature of the business of the corporation and the object or purposes proposed to be transacted, promoted or carried on by it, are as follows:

(a)	The primary purpose of the corporation shall be PROVIDE PHYSICAL & MENTAL HEALTH SERVICES TO CHILDREN.

(b)	To conduct any other business enterprise not contrary to law.

(c)	To exercise all of the powers enumerated in Section 4-27-302 of the Arkansas Business Corporation Act.

Sixth:	EXECUTED this 18 day of June 1997.

/s/ R.D.Stewart
Signature

INCORPORATOR
Title (Pres., other officer, Chairman of the Board or by Incorporator pending election of corporate officers)

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Arkansas Secretary of State
Document No.: 67650002
Date Filed: 01-08-2003 12:00 AM
Total Pages: 3

ARTICLES OF MERGER

OF

CHILD & YOUTH DEVELOPMENT CENTER, INC.

INTO

CHILD & YOUTH PEDIATRIC DAY CLINICS, INC.

Pursuant to the provisions of the Arkansas Business Corporation Act and other applicable law, the undersigned corporations hereby execute these Articles of Merger for the purpose of merging Child & Youth Development Center, Inc., an Arkansas corporation, with and into Child & Youth Pediatric Day Clinics, Inc., an Arkansas corporation:

1. The following resolution was duly approved by the Shareholders and Board of Directors of each of the undersigned corporations on December 27, 2002, in the manner prescribed by law:

“RESOLVED, that the following Agreement and Plan of Merger is hereby unanimously adopted:

AGREEMENT AND PLAN OF MERGER

(a) Merger. Upon the Effective Date as hereinafter defined, Child & Youth Development Center, Inc., hereinafter called “CYDC”, shall be merged into Child & Youth Pediatric Day Clinics, Inc., hereinafter called “CYPDC” and the separate existence of CYDC shall cease. CYPDC, the surviving corporation, shall continue its corporate existence under the laws of Arkansas.

(b) Articles of Incorporation and By-Laws. The existing Articles of Incorporation of CYPDC shall be the Articles of Incorporation of the surviving corporation following the Effective Date until altered, amended, or repealed in the manner prescribed by law, and the terms and provisions thereof are hereby incorporated in this agreement with the same force and effect as though herein set forth in full. The existing bylaws of CYPDC shall be the bylaws of the surviving corporation following the Effective Date until altered, amended, or repealed as provided therein.

(c) Officers and Directors. The officers and directors of CYPDC who hold office on the Effective Date shall continue to hold their respective offices until their respective successors are elected and shall have qualified.

(d) Cancellation and Insurance of Shares. Upon the Effective Date, each issued and outstanding share of common stock of CYDC shall be cancelled, and there shall be issued to the shareholder of CYDC one (1) share of common stock of CYPCD for each share of common stock of CYDC which is cancelled.

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(e) Capitalization of CYDC. CYDC has 300 shares of common stock issued and outstanding.

(f) Capitalization of CYPDC, CYPDC has 100 shares of common stock issued and outstanding.

(g) Effective Date. This merger shall become effective as of December 31, 2002, which date is herein referred to as the “Effective Date.”

2. As to each of the undersigned corporations, the number of shares outstanding and entitled to vote on the Plan of Merger are as follows:

Name of Corporation	Number of Shares Outstanding	Class
Child & Youth Development Center, Inc.	300	Common
Child & Youth Pediatric Day Clinics, Inc.	100	Common

3. As to each of the undersigned corporations, the total number of shares voted for and against the resolution contained in Section 1 are as follows:

Name of Corporation	Total Voted For	Total Voted Against	Class
Child & Youth Development Center, Inc.	300	-0-	Common
Child & Youth Pediatric Day Clinics, Inc.	100	-0-	Common

CHILD & YOUTH DEVELOPMENT CENTER, INC.

By:	/s/ Michael T. Prince
Michael T. Prince, President

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CHILD & YOUTH PEDIATRIC DAY CLINICS, INC.

By:	/s/ Michael T. Prince
Michael T. Prince, President

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Arkansas Secretary of State - Document No.: 6043910002 - Date Filed: 08-09-2006 10:10 AM - Total Pages: 1

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos web.state.ar.us

NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH

MARK ENTITY TYPE

☒ Corporation-Profit ☐ Corporation-Non Profit ☐ Limited Liability Company	☐ General Partnership ☐ Limited Partnership ☐ Limited Liability Partnership	☐ Limited Liability Limited Partnership

Pursuant to the Laws of the State of Arkansas, the undersigned submits the following statement for the purpose of changing its registered office or its registered agent, or both in the State of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable entities.

1.	Name of corporation: CHILD & YOUTH PEDIATRIC DAY CLINICS, INC.

2. Is the entity: ☒ Domestic or ☐ Foreign Name of Tax Contact:	J. Mack Nunn
1705 Capital of Texas Hwy south, Ste 400 Austin, TX 78746

3. Street address of registered office changing from:	1201 Gee St.
Street Address

Jonesboro, AR 72401
City, State, Zip

4. Street address to which registered office changing:	425 W. Capitol Ave., Suite 1700
Street Address

Little Rock, AR 72201
City, State, Zip (The address of the registered office and the business address of the registered agent must be identical.)

5.	Name of registered agent changing from: R. D. Stewart To: The Corporation Company

I, THE CORPORATION COMPANY hereby consent to serve as registered agent for this entity.

/s/ Illegible
Successor Agent Illegible

A letter of consent from successor agent may be substituted in lieu of this signature.

A copy bearing the file marks of the Secretary of State shall be returned.

If this entity is a corporation governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

/s/ J. Mack Nunn, Secretary
Signature and Title of Authorized Officer

Dated: 7/29/06

Fee For Corporation or Limited Liability Company - $25.00 Fee For General Partnership, Limited Partnership, Limited Liability Partnership or Limited Liability Limited Partnership - $15.00	DO-3/DN-04/F-06/“ALL” Rev. 4/06

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Arkansas Secretary of State - Document No.: 6046000012 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos. arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201 -1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒ For-Profit Corporation ($25.00 fees)	☐ Nonprofit Corporation
	☐ General Partnership	☐ Limited Partnership ($15.00 fee)
	☐ LLC ($25.00 fee)	☐ LLP ($15.00 fee)
☐ LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

ASCENT

2.	The character of the business being, or to be, conducted under such fictitious name is:

Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

Child & Youth Pediatric Day Clinics, Inc.

b) The entity Is ☒ domestic ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201
Street City State ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or Imprisonment up to 30 days.

Authorizing Officer	J. MACK NUNN
(Type or Print)

Authorized Signature:	/s/ J. Mack Nunn
	(Chairman, Partner or other authorized person)	Title: Secretary

Address:	1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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Arkansas Secretary of State - Document No.: 6046000018 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201 -1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation
	☐	General Partnership	☐	Limited Partnership ($15.00 fee)
	☐	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

ASCENT CHILDREN’S HEALTH SERVICES

2.	The character of the business being, or to be, conducted under such fictitious name is:

Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

Child & Youth Pediatric Day Clinics, inc.

b) The entity is ☒ domestic             ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

                425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

                Street                                            City              State         ZIP Code

I understand that knowingly signing a false document with the Intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer J. MACK NUNN

                                             (Type or Print)

Authorized Signature: /s/ J. Mack Nunn                                                                                 Title: Secretary

                                             (Chairman, Partner or other authorized person)

Address: 1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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Arkansas Secretary of State - Document No.: 6090220002 - Date Filed: 08-24-2006 03:49 PM - Total Pages: 1

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201 -1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation
	☐	General Partnership	☐	Limited Partnership ($15.00 fee)
	☐	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

CHILD & YOUTH DEVELOPMENT CENTER

2.	The character of the business being, or to be, conducted under such fictitious name is:

Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

Child & Youth Pediatric Day Clinics, Inc.; 6/23/1997

b) The entity is ☒ domestic             ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

                425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

                Street                                            City              State         ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer J. MACK NUNN

                     (Type or Print)

Authorized Signature: /s/ J. Mack Nunn                                                                                  , Secretary

                                              (Chairman, Partner or other authorized person)

Address: 1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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FILED - Arkansas Secretary of State #100148371 01/09/2008 11:37

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: The Corporation Company

b. New name of Commercial Registered Agent: The Corporation Company

2.	a. Current address on file: 425 West Capitol Avenue

Street Address

Suite 1700 Little Rock, AR 72201

Street Address Line 2     City, State Zip

b. New address: 124 West Capitol Avenue

Street Address

Suite 1400 Little Rock, AR 72201-3736

Street Address Line 2     City, State Zip

3.	a. Jurisdiction / type of organization: Business Corporation

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December, 2007.

/s/ Marie Hauer, Asst Secy.	MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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FILED - Arkansas Secretary of State #100148371 06/23/2008 14:02

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: THE CORPORATION COMPANY

b. New name of Commercial Registered Agent: THE CORPORATION COMPANY

2.	a. Current address on file: 124 West Capitol Avenue

Street Address

Suite 1400 Little Rock, AR 72201-3736

Street Address Line 2     City, State Zip

b. New address: 124 West Capitol Avenue

Street Address

Suite 1900 Little Rock, AR 72201

Street Address Line 2     City, State Zip

3.	a. Jurisdiction / type of organization: BUSINESS CORPORATION

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 28th day of April, 2008.

/s/ Marie Hauer, Asst Secy.	MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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